UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 11, 2005

SMALL WORLD KIDS, INC.

(Exact Name Of Registrant Specified In Charter)

NEVADA	333-68532	95-388130
(State Of Incorporation)	(COMMISSION FILE NUMBER)	(IRS Employer
Identification No.)

5711 Buckingham Parkway, Culver City, CA 90230

(Address Of Principal Executive Offices) (Zip Code)

(310) 645-9680

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1-01 ENTRY INTO A MATERIAL AGREEMENT

On November 11, 2005, Small World Kids, Inc. (the “Company”) entered into a Second Amendment to Note Purchase Agreement with St. Cloud Capital Partners L.P. (“St. Cloud”) pursuant to which the Company issued to St. Cloud a new promissory note (the “Replacement Note”) replacing the existing note to St. Cloud in the principal amount of $2,500,000 (the “Loan Amount”).  Under the Replacement Note, the maturity date of the Loan Amount was extended to September 15, 2006.  The Replacement Note is convertible into shares of the Common Stock of the Company at $4.00 per share (subject to adjustment) or, as to up to 50% of the Loan Amount, into securities issued by the Company in a financing with gross proceeds of at least $12,500,000.  In consideration of the agreement of St. Cloud to accept the Replacement Note, the Company issued to St. Cloud two warrants to purchase an aggregate of 75,000 shares of Common Stock (the “Warrant Shares”) as follows:  a First Warrant for 50,000 shares at $6.00 per share exercisable for a number of Warrant Shares (each, a “Tranche”) in accordance with the following:  12,500 shares to be vested at Closing and 12,500 shares (or the prorated portion thereof as provided in the Warrant) to be vested on January 1, 2006, April 1, 2006 and July 1, 2006 (a “Vesting Date”); and a Second Warrant for 25,000 shares at $7.50 per share, 6,250 shares to be is vested at Closing and 6,250 shares (or the prorated portion thereof as provided in the Warrant) to be vested on each Vesting Date, provided that the applicable Warrant may not be exercised for a specific Tranche if the Replacement Note is not outstanding on the applicable Vesting Date.  The number of Warrant Shares is proportionally reduced, as of a Vesting Date, if the principal amount of the Note is less than the Loan Amount.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On November 11, 2005, the Company issued to St. Cloud the Replacement Note and the Warrants.  The Company has granted to St. Cloud certain registration rights with respect to the Conversion Shares and Warrant Shares and St. Cloud entered into a Lock-up Agreement dated as of November 10, 2005, limiting the resale of such securities.  The Replacement Note and the Warrants were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended pursuant to Section 4(2) thereof.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1  Second Amendment to Note Purchase Agreement

99.2  Lock-up Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 15th day of November 2005.

By:	/s/ Debra Fine
Debra Fine
Chief Executive Officer and President